CERTIFICATION PURSUANT TO RULE 30A-2(A) UNDER THE 1940 ACT AND
                     SECTION 906 OF THE SARBANES-OXLEY ACT

I, Philip R. McLoughlin, Chairman of Phoenix Investment Series Fund (the "Registrant"), certify that:

    1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

    2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    January 10, 2005                   /s/ Philip R. McLoughlin
     ----------------------                 ------------------------------------
                                            Philip R. McLoughlin, Chairman
                                            (principal executive officer)


I,  Nancy  G.  Curtiss,   Treasurer of   Phoenix   Investment  Series  Fund (the
"Registrant"), certify that:

    1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

    2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    January 10, 2005                   /s/ Nancy G. Curtiss
     ----------------------                 ------------------------------------
                                            Nancy G. Curtiss, Treasurer
                                            (principal financial officer)